LOOMIS SAYLES GLOBAL GROWTH FUND

(the “Fund”)

Supplement dated December 3, 2020 to the Fund’s Prospectus and Summary Prospectus, dated April 1, 2020, as may be revised or supplemented from time to time:

Effective December 15, 2020, the Fund’s Board of Trustees approved a proposal to reduce the management fee rate from 0.80% to 0.75%. Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.20%, 1.95%, 0.90%, 1.20%, and 0.95% of the Fund’s average daily net assets for Class A, C, N, T, and Y shares, respectively, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, and organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2022.

Accordingly, the “Annual Fund Operating Expenses” table and the “Example” table within the section “Fund Fees & Expenses” are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y
Management fees[1]	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%
Other expenses	0.44%	0.43%	0.42%	0.44%[2]	0.43%
Total annual fund operating expenses	1.44%	2.18%	1.17%	1.44%	1.18%
Fee waiver and/or expense reimbursement[3,4]	0.24%[5]	0.23%[5]	0.27%	0.24%[5]	0.23%[5]
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.95%	0.90%	1.20%	0.95%

[1]

The Fund’s operating expenses have been restated to reflect a reduction in management fees, effective as of December 15, 2020, as if such reduction had been in effect during the fiscal year ended November 30, 2019. The information has been restated to better reflect anticipated expenses of the Fund.

[2]	Other expenses are estimated for the current fiscal year.
[3]

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.20%, 1.95%, 0.90%, 1.20%, and 0.95% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, and organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through March 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
[4]

Natixis Advisors, L.P. (“Natixis Advisors”) has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through March 31, 2022 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

[5]

In order to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement do not exceed the amounts disclosed in the table, the Adviser may voluntarily waive additional advisory fees. This may result in the Class A, C, T and Y shareholders realizing a total annual fund operating expense after fee waiver and/or expense reimbursement lower than 1.20%, 1.95%, 1.20%, and 0.95% of the Fund’s average daily net assets for Class A, C, T and Y shares, respectively. This additional waiver may be terminated at any time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:
	1 year	3 years	5 years	10 years
Class A	$690	$975	$1,289	$2,175
Class C	$298	$653	$1,142	$2,490
Class N	$92	$337	$610	$1,389
Class T	$369	$664	$988	$1,905
Class Y	$97	$345	$620	$1,405

If shares are not redeemed:
	1 year	3 years	5 years	10 years
Class C	$198	$653	$1,142	$2,490

LOOMIS SAYLES GLOBAL GROWTH FUND

(the “Fund”)

Supplement dated December 3, 2020 to the Fund’s Statement of Additional Information, dated April 1, 2020, as may be revised or supplemented from time to time:

Effective December 15, 2020, the Fund’s Board of Trustees approved a proposal to reduce the management fee rate from 0.80% to 0.75%. The table regarding advisory fee rates within the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended with respect to the Fund as follows:

Fund	Advisory Fee Payable by Fund to Loomis Sayles (as a % of average daily net assets of the Fund)
Global Growth Fund	0.75%

Effective December 15, 2020, Loomis, Sayles & Company, L.P. has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.20%, 1.95%, 0.90%, 1.20%, and 0.95% of the Fund’s average daily net assets for Class A, Class C, Class N, Class T, and Class Y shares respectively. This undertaking is in effect through March 31, 2022.

Accordingly, the table regarding expense limits within the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended with respect to the Fund as follows:

Fund	Expense Limit	Date of Undertaking
Loomis Sayles Global Growth Fund
Class A	1.20%	December 15, 2020
Class C	1.95%	December 15, 2020
Class N	0.90%	December 15, 2020
Class T	1.20%	December 15, 2020
Class Y	0.95%	December 15, 2020